UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
         the Securities Exchange Act of 1934 (Amendment No. 1)

Filed  by  the  Registrant   X

Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

   Preliminary  Proxy  Statement

   Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
14a-6(e)(2))

X  Definitive  Proxy  Statement

   Definitive  Additional  Materials

   Soliciting  Material  Pursuant  to  Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment  of  Filing  Fee  (Check  the  appropriate  box):

X  No  fee  required.

   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------



(2)  Aggregate  number  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------



(4)   Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------



(5)  Total  fee  paid:

--------------------------------------------------------------------------------




  Fee  paid  previously  with  preliminary  materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:


--------------------------------------------------------------------------------



(2)  Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------



(3)   Filing  Party:

--------------------------------------------------------------------------------



(4)  Date  Filed:

--------------------------------------------------------------------------------

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606


June  2,  2005
To  all  Our  Stockholders:

     The Board of Directors joins us in inviting you to attend our rescheduled Annual Meeting of Stockholders. The meeting will be held in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio on June 30, 2005. The meeting will begin at 10:00 a.m. (local time) and registration will begin at 9:30 a.m. Refreshments will be served before the meeting.

     In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2004 and the first quarter of 2005. Our performance for the year ended December 31, 2004 is discussed in the enclosed 2004 Annual Report to Stockholders.

     We hope you will be able to attend the meeting and look forward to seeing you there.
                         Sincerely,


                         /s/  Daniel  J.  Haslinger
                         --------------------------
                         Daniel  J.  Haslinger
                         President  and  Chief  Executive  Officer

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 30, 2005

TO  OUR  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio on June 30, 2005. The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

1. To approve an amendment to our Certificate of Incorporation to repeal certain sections of the Certificate of Incorporation concerning the size, composition, election and vacancies of our board of directors and removal of directors that are covered by our By-Laws.

2. To approve an amendment to our Certificate of Incorporation to eliminate the requirement for a 75% supermajority vote of our stockholders for certain business combinations.

3. To elect four Class I Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

4. To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended 2005.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting. Our 2004 Annual Report is also enclosed. Stockholders of record as of the close of business on May 12, 2005, will be entitled to notice of, and to vote at, such Annual Meeting or any adjournment thereof.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                              /s/  James  K.  McHugh
                              ----------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
June  2,  2005


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.


                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 2005


SOLICITATION  OF  PROXIES  AND  DATE,  TIME  AND  PLACE  OF  ANNUAL  MEETING

     THIS PROXY STATEMENT IS FIRST BEING SENT TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION ON OR ABOUT JUNE 2, 2005, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OUR BOARD OF DIRECTORS TO BE VOTED AT OUR ANNUAL MEETING OF STOCKHOLDERS, OR THE ANNUAL MEETING, WHICH IS SCHEDULED TO BE HELD ON THURSDAY, JUNE 30, 2005 AT 10:00 A.M. (LOCAL TIME) AS SET FORTH IN THE ATTACHED NOTICE. A proxy card is enclosed.

RECORD  DATE

     The record date for our Annual Meeting is the close of business on May 12, 2005, or the Record Date. Only holders of record of our Common Stock on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the Record Date, there were 3,508,559 shares of Common Stock outstanding.

HOW  IS  THIS  ANNUAL  MEETING  DIFFERENT  FROM  THE  POSTPONED  ANNUAL MEETING?

     We have added two proposals to be voted on at our Annual Meeting regarding certain amendments to our Certificate of Incorporation as discussed below. In addition, Christopher Anderson has resigned as director and, therefore, is no longer on our list of director nominees for the election of directors.

HOW  DO  I  VOTE?

     A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR approval of the proposals: (i) to amend our Certificate of Incorporation to repeal Article Five, (ii) to amend our Certificate of Incorporation to repeal Article Ten, (iii) to elect four Class I Directors to serve for a term of two years and until their successors are elected and qualified or until their earlier resignation, removal from office or death, and, (iv) to ratify the appointment of UHY LLP to serve as our independent auditors for the year ending December 31, 2005. You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

HOW  DO  I  REVOKE  MY  PROXY?

     Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by our Secretary.

WHAT  CONSTITUTES  A  QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote").

WHAT  ARE  MY  VOTING  RIGHTS?

     Holders of the Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. The first amendment to our Certificate of Incorporation to repeal Article Five which deals with the size, composition, election and vacancies of our Board and removal of directors will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. The second amendment to our Certificate of Incorporation, to repeal Article Ten concerning removal of the 75% supermajority vote to approve certain business combinations will require the approval of 75% of the votes of our stockholders either in person or by proxy. In the election of directors, a plurality of shares voted, either in person or by proxy, is required. Plurality votes means that the nominees for election as directors who receive the highest number of votes at the Annual Meeting will be elected as directors. The ratification of the appointment of UHY LLP as independent auditors will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual
Meeting. For all proposals, abstentions and broker non-votes will not be counted in determining whether a proposal has been approved.

COST  OF  SOLICITATION

     We will bear the cost of solicitation of proxies. In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview. We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

EXECUTIVE  OFFICE

     Our executive office is located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. Our telephone number is (419) 535-6374.

FORM  10-KSB  AVAILABLE

     A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO OUR CORPORATE SECRETARY AT THE ABOVE ADDRESS. The Annual Report is also available on our website at www.nviro.com under "Investor Information".
                                     -------------


             PROPOSAL 1 - AMENDMENT TO CERTIFICATE OF INCORPORATION

     Our Board of Directors, or the Board, has approved and recommends the approval by our stockholders of an amendment to our Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to eliminate Article Five, which governs certain matters regarding the size, composition, election and vacancies of our Board and removal of directors that are also covered in our Amended and Restated By-Laws, or the By-Laws. We believe that it is in our best interest to approve this amendment and eliminate Article Five from our Certificate of Incorporation, leaving the By-Laws to govern these matters.

     Currently,  Article Five of our Certificate of Incorporation requires that:
(1) the size of the board may not fall below seven members; (2) the size of the board may not be increased above nine members; (3) the board is divided into two classes, one with five members and the other with four members; (4) election of directors is by plurality of votes; (5) vacancies on the board may be filled only by a majority vote of the whole board; and (6) vacancies resulting from removal of a director may be filled only at the meeting at which the removal occurs. Each of these requirements of the Board is contained in our By-Laws, which can be amended by a majority vote of our Board. However, since these matters are also stated in our Certificate of Incorporation, our Board cannot change these requirements without stockholder approval, because Delaware law requires stockholder approval for any amendments to our Certificate of Incorporation.

     Delaware law permits such provisions concerning composition and election of the board to be either in the Certificate of Incorporation or in a company's by-laws. Since these provisions are already in our By-Laws, we propose that these provisions be deleted from our Certificate of Incorporation so that our Board has the flexibility to amend these provisions without stockholder approval, which is typical of most companies. The provisions of Article Five of our Certificate of Incorporation will remain unchanged in our By-Laws, except that the requirement for the election of directors will be by a majority of the votes cast instead of by a plurality. On May 13, 2005, our Board amended the By-Laws to change the requirement for the election of directors from a plurality to a majority of the votes cast. This new language is included as Exhibit 99.1 to the Form 8-K filed on May 19, 2005. A copy of our By-Laws, as amended on May 13, 2005, was attached as Exhibit 3.3 to our Form 10-QSB filed May 16, 2005. Even though Delaware law permits election of directors by plurality vote, it also permits Delaware corporations to adopt a different standard for election of directors. Many other States require election of directors by majority vote, which is a more onerous standard of voting. Under a majority vote standard, a director nominee would have to receive support from holders of a majority of the votes cast in order to be elected (or re-elected) to our Board. Our Board believes that this is a more democratic election system then the current plurality vote requirement, particularly in uncontested elections where directors who run unopposed keep their board seats even if they fail to win majority support.

     If the amendment to the Certificate of Incorporation is approved, then such amendment will become effective upon filing such amendment to our Certificate of Incorporation with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO REPEAL ARTICLE FIVE.

             PROPOSAL 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION

     Our Board has approved and recommends the approval by our stockholders of an amendment to our Certificate of Incorporation to eliminate Article Ten, which governs approval of business combinations. We believe that it is in our best interest to approve this amendment and eliminate Article Ten from our Certificate of Incorporation.

     Currently, Article Ten of our Certificate of Incorporation requires a 75% vote of stockholders to approve any merger or consolidation with, or proposed by or on behalf of, an Interested Stockholder or any Affiliate or Associate of an Interested Stockholder. Delaware law only requires a majority vote of stockholders to approve any merger of consolidation. Since one of our most valuable assets is our tax loss carryforwards, requiring 75% vote of stockholders to approve a merger or consolidation would impose a great obstacle to concluding a transaction that might be in the best interest of our stockholders, because it could permit a small group of stockholders to block transactions that would be beneficial to the majority of our stockholders. Therefore, we believe it to be in the best interests of our stockholders to repeal of Article Ten in its entirety.

     If the amendment to the Certificate of Incorporation is approved, then such amendment will become effective upon filing such amendment to our Certificate of Incorporation with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO REPEAL ARTICLE TEN.

                       PROPOSAL 3 - ELECTION OF DIRECTORS

     Our Certificate of Incorporation and By-Laws provide that the Board shall be divided into two classes of equal or approximately equal number and that the number of directors shall from time to time be fixed and determined by a vote of a majority of our entire Board serving at the time of such vote; provided, that the authorized number of directors shall be no less than seven and no more than nine. The number of directors is currently set at nine. The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death. Holders of our Series A Redeemable Preferred Stock, par value $.01 per share, or the Series A Redeemable Preferred Stock, have the right to elect one of the Class II Directors. Until recently, J. Patrick Nicholson was the only holder of our Series A Redeemable Preferred Stock and he elected Brian P. Burns as a Class II Director in May 2004, to serve until May 2006. Due to sales by Mr. Nicholson of our common stock on September 25 and 26, 2003, he ceased to be the beneficial owner of at least 17.50% of the our outstanding common stock as of that date, as reflected in a report filed by Mr. Nicholson January 20, 2004 under Section 16 of the Securities and Exchange Act of 1934, and, therefore, his share of Preferred Stock became redeemable. On May 13, 2005, our Board voted to redeem Mr. Nicholson's share of Preferred Stock in accordance with the provisions of the Certificate of Designation of Series A Redeemable Preferred Stock. As provided in Section 7(F) of the Certificate of Designation, the term of office of Brian P. Burns shall end and Mr. Burns shall be deemed to have resigned upon the redemption of Mr. Nicholson's share of Series A Redeemable Preferred Stock. The redemption will be effective on May 27, 2005.

     It is intended by the Board that proxies received will be voted to elect the four Class I Directors named below to serve for a two-year term and until their respective successors are elected or until their earlier resignation, removal from office or death.

     The Board is currently composed of four Class I Directors (R. Francis DiPrete, Daniel J. Haslinger, Joseph H. Scheib and Carl Richard) and three Class II Directors (Terry J. Logan, Michael G. Nicholson and Phillip Levin), whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2005 and 2006, respectively. At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

     As we announced in a Form 8-K filed on May 19, 2005, Christopher J. Anderson, a Class I Director who was standing for re-election at the Annual Meeting, resigned from our Board effective immediately. Also, due to the Board's redemption of Mr. Nicholson's Series A Preferred Stock, Brian P. Burns is no longer a Class II Director. Therefore, the Board currently has two vacancies.

     The Board has nominated R. Francis DiPrete, Daniel J. Haslinger, Joseph H. Scheib and Carl Richard as Class I Directors, each to serve until the 2007 annual meeting of stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. DIPRETE, HASLINGER, SCHEIB AND RICHARD BE ELECTED AT THE ANNUAL MEETING AS CLASS I DIRECTORS.

     Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class I Director. If any nominee declines or is unable to accept such nomination to serve as a Class I Director, events which the Board does not now expect, the proxies reserve the right to vote for another person as a Board nominee. The proxy solicited hereby will not be voted to elect more than four Class I Directors.

     The four nominees for Class I Directors receiving a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote will be elected as directors, provided a quorum is present.

     Certain information about all of the directors and nominees for director is furnished below.

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth (i) the names and ages of our directors and executive officers and the positions they hold, and (ii) the names and ages of the nominees for director listed herein. Executive officers serve at the pleasure of the Board.




Name                     Age                           Position
-----------------------  ---  -----------------------------------------------------------

Christopher J. Anderson   50  Class I Director (7)
Brian P. Burns            38  Class II Director (6)
R. Francis DiPrete        50  Class I Director (1)(2)(4)(5)
Phillip Levin             65  Class II Director, Chairman of the Board (2)(4)
Terry J. Logan, Ph.D.     62  Class II Director (5)
Carl Richard              78  Class I Director (1)(3)(4)
Joseph H. Scheib          48  Class I Director (1)(2)
Daniel J. Haslinger       49  President, Chief Executive Officer, Class I Director (1)(5)
Michael G. Nicholson      38  Chief Development Officer, Class II Director
James K. McHugh           46  Chief Financial Officer, Secretary, Treasurer

_____________
(1)  Directors  currently  nominated  for  re-election.

(2)  Member  of  Audit  Committee.

(3)  Member  of  Compensation  Committee.

(4)  Member  of  Nominating  Committee.

(5)  Member  of  Finance  Committee.

(6) Elected to Board by J. Patrick Nicholson pursuant to rights granted to Mr. Nicholson as the holder of our Series A Redeemable Preferred Stock and as described in that certain Certificate of Designation of Series A Redeemable Preferred Stock of the Company, as filed with the Secretary of State of Delaware on September 4, 2003. His term of office ended on May 27, 2005, when we redeemed Mr. Nicholson's share of Preferred Stock. During his term as Director, Mr. Burns served as a member of the Audit Committee, Compensation Committee and Nominating Committee.

(7) Resigned from Board effective May 13, 2005, but during term as Director served as a member of the Compensation Committee and Nominating Committee.


CHRISTOPHER J. ANDERSON, AGE 50. Mr. Anderson is currently the President of Business Value Architects, LLC, and has served as President of Chris Anderson Consulting, LLC, a general management consulting firm, since 2002. From 1999 until 2001, he was employed as Executive Vice-President of The Andersons in Maumee, Ohio, a public agribusiness and merchandising company founded in 1947, and from 1995 until 1998, as President of the Processing and Manufacturing Group of The Andersons. Mr. Anderson holds an MBA from Harvard Business School and served as our Director from October 29, 2003 through May 13, 2005, and was a member of the Board's Audit, Compensation, Nominating and Planning Committees from November 2003 to January 2005, August 2004 to May 2005, November 2003 to May 2005 and November 2003 to August 2004, respectively.

BRIAN P. BURNS, AGE 38. Mr. Burns is a division manager with Hammill Manufacturing Co. Impact Cutoff Service, a tool and die company in Toledo, Ohio. Mr. Burns has been with Hammill Manufacturing Co. since 1997. From 1993 to 1997, Mr. Burns was employed as an attorney with the law firm of Eastman & Smith, LLC, in Toledo, Ohio. Mr. Burns is a magna cum laude graduate of the University of Toledo College of Law and has a bachelor of arts degree in economics from Harvard University. Mr. Burns served as our Director August 29, 2003, through May 27, 2005, and was a member of the Board's Audit, Compensation, Nominating and Planning Committees from August 2004 to May 2005, November 2003 to May 2005, August 2004 to May 2005 and November 2003 to August 2004, respectively.

R. FRANCIS DIPRETE, AGE 50. Mr. DiPrete is an attorney and is currently a self-employed business consultant. From March 1999 until December, 2003, Mr. DiPrete served as President and Board Chairman of Strategic Asset Management, Inc. (formerly Worldtech Waste Management, Inc.), a Nevada corporation and holding company that provides business and financial consulting advisory services to, and control and operation of, businesses. From August 2003 until December 2003, Mr. DiPrete served as President and director of Ophir Holdings, Inc., a Nevada corporation and consulting firm specializing in public and shareholder relations. Mr. DiPrete is a graduate of Rutgers University and Roger Williams University, School of Law. Mr. DiPrete has served as our Director since May 2000, and is a member of the Board's Audit, Nominating and Finance Committees.

PHILLIP LEVIN, AGE 65. From July through December 2004, Mr. Levin was our Chief Executive Officer. Currently, Mr. Levin has been the President of both Levin Development Company and MGM Consulting Services, a real estate development and financial consulting company, respectively, located in Troy, Michigan, since 1992. Mr. Levin holds an MBA in both Accounting and Finance, and was a partner-in-charge of PriceWaterhouseCoopers' consulting division in Michigan for 16 years. Mr. Levin has served as our Director of the Company since November 2002 and is a member of the Board's Audit Committee.

TERRY  J.  LOGAN,  PH.D.,  AGE  62.  Dr.  Logan  is  the  President  of  Logan
Environmental, Inc., an environmental consulting firm in Beaufort, South Carolina, and our consultant. From July 1999 to June 2004, Dr. Logan served as our Chief Operating Officer and President, and was appointed Chief Executive Officer in May 2002. From 1971 until July 1999, Dr. Logan was a professor of Agronomy at The Ohio State University. Dr. Logan has served as our Director since May 1993 and is a member of the Board's Finance Committee.

CARL RICHARD, AGE 78. Mr. Richard is currently an Executive Vice-President of P.R. Transportation, a trucking company located in Toledo, Ohio. Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000. Mr. Richard has served as our Director since December 2004 and is a member of the Board's Compensation and Nominating Committees.

JOSEPH H. SCHEIB, AGE 48. Mr. Scheib is the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina. From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm. Mr. Scheib is a CPA and a graduate of East Carolina University with a degree in accounting. Mr. Scheib has served as our Director since December 2004 and is Chairman of the Board's Audit Committee.

DANIEL J. HASLINGER, AGE 49. In 2004, Mr. Haslinger was initially employed as our Chief Operating Officer, and then was appointed Chief Executive Officer beginning January 1, 2005. Mr. Haslinger is also the Chief Executive Officer and Owner of Micro Macro Integrated Technologies, a Nevada company specializing in computer-aided process control technology. In addition, Mr. Haslinger is Chairman and Chief Executive Officer of WJZE 97.3FM RASP Broadcast Enterprises, Inc., a local Fox radio station. Mr. Haslinger is a member of N-Viro Filipino, LLC, one of our international licensees, and is also a member of DJH Holdings, LLC, an investment company. Mr. Haslinger has served as our Director since May
1999  and  is  a  member  of  the  Board's  Finance  Committee.

MICHAEL  G.  NICHOLSON,  AGE  38.  Mr. Nicholson was appointed Chief Development
Officer in September 2004, and served as Chief Operating Officer from May 2002 until that time and Vice-President of Sales and Marketing since December 1996. Prior to December 1996, Mr. Nicholson served us and N-Viro Energy Systems Ltd. in various sales management positions since 1990. Mr. Nicholson is the son of
J. Patrick Nicholson, and has served as our director of the Company since February 1998.

JAMES K. MCHUGH, AGE 46. Mr. McHugh has served as our Chief Financial Officer, Secretary and Treasurer since January 1997. Prior to that date, Mr. McHugh served us and N-Viro Energy Systems Ltd. in various financial positions since April 1992.


KEY  RELATIONSHIPS

     Michael Nicholson is the son of J. Patrick Nicholson, a more than 5% beneficial reporting owner, consultant and former Chairman of our Board, and the holder of one share of our Series A Redeemable Preferred Stock, of which we redeemed on May 27, 2005.

     Up until March 2005, R. Francis DiPrete was co-trustee of the Cooke Family Trust, a more than 5% beneficial reporting owner.


BOARD  OF  DIRECTORS

     Our business, property and affairs are managed under the direction of our Board. Our Board held 14 formal meetings during 2004, consisting of four regular meetings and ten special meetings.

     We encourage stockholder communications with directors. Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James
K. McHugh, Corporate Secretary, N-Viro International Corporation, 3450 West Central Avenue, Suite #328, Toledo, OH 43606. All correspondence should be in a sealed envelope marked "Confidential" and will be forwarded unopened to the director as appropriate.

     We are committed to a Board in which a majority of its members consist of independent directors, as defined under the New York Stock Exchange ("NYSE")
Rules. The Board has reviewed the independence of its members, applying the NYSE Rules and considering other commercial, legal, accounting and familial relationships between the directors and us. The Board has determined that Messrs. Haslinger, Logan and Nicholson are not independent directors by virtue of their current or former positions as our executive officers.

     The Board encourages all members of the Board to attend our annual stockholder meeting. Failure to attend annual meetings without good reason is a factor the Nominating Committee will consider in determining whether to renominate a current board member. Six out of the seven members of the Board attended the 2004 Annual Meeting.


AUDIT  COMMITTEE

     The Audit Committee, consisting of Messrs. Scheib, Levin and DiPrete and Burns until his term as Director ended on May 27, 2005, recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities. The directors who serve on the Committee are all "independent" for purposes of the NYSE listing standards. That is, the Board has determined that none of them has a relationship with us that may interfere with their independence from us and our management. The Board has determined that Messrs. Scheib and Levin qualify as a "financial expert" as defined by the SEC. During 2004, the Audit Committee met four times. The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2005. The audit committee is governed by a written charter, a copy of which was attached as an exhibit to the proxy statement for the 2002 annual meeting.

     We adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board. A copy of the Code of Ethics is attached as Exhibit A to this Proxy Statement and is posted on our web site.

                             AUDIT COMMITTEE REPORT

     The following report was prepared by Joseph Scheib, Phillip Levin, R. Francis DiPrete and Brian Burns, as members of our Audit Committee.

     The Audit Committee oversees our financial reporting process on behalf of the Board. We meet with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. We discuss these matters with our independent auditors and with appropriate financial personnel and internal auditors. We regularly meet privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Committee reviews our financing plans and reports recommendations to the full Board for approval and to authorize action.

     Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

     This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from us. The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004.

     Joseph  H.  Scheib
     Phillip  Levin
     R.  Francis  DiPrete
     Brian  P.  Burns


COMPENSATION  COMMITTEE

     The Compensation Committee, consisting of Mr. Anderson until his resignation on May 13, 2005, Mr. Burns until his term as Director ended on May 27, 2005, and Mr. Richard, determines officers' salaries and bonuses and administers the grant of stock options pursuant to our stock option plans. The Compensation Committee met three times during 2004.

                          COMPENSATION COMMITTEE REPORT

     The following report was prepared by Brian Burns and Carl Richard, as members of our Compensation Committee.

     The compensation of our executive officers is determined by the Compensation Committee of the Board.

     The Compensation Committee's philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

     The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

     Long-term incentives are provided through stock options granted under our Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

     The Compensation Committee, subject to any employment agreements in effect with its executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers. In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

     With respect to Chief Executive Officer compensation, Mr. Haslinger's base salary is determined by his memorandum of employment agreement with us dated September 27, 2004,which entitles him to an annual base salary of $18,000. See "Employment Agreements."

     The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Haslinger, the Chief Executive Officer. Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

     The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

Brian  P.  Burns
Carl  Richard


FINANCE  COMMITTEE

     The Finance Committee, consisting of Messrs. DiPrete, Haslinger and Logan, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements. This committee met twice during 2004.


NOMINATING  COMMITTEE

     The Nominating Committee, consisting of Mr. Burns until his term as Director ended on May 27, 2005, Mr. Anderson until his resignation on May 13, 2005, and Messrs. DiPrete and Richard, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. The Nominating Committee does not have a charter as of the date of this proxy statement. All members of the Committee are independent under the NYSE Rules, and met three times during 2004. The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate's qualifications. All stockholder recommended candidates should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaborately with others, and have the time to devote to Board activities. All candidates will be reviewed in the same manner, regardless of the source of the recommendation. All stockholder nominations should be directed to N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention:
Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, and must be received by us at least 90 days before the date of the next annual meeting. Such stockholder recommendations must be in writing and, at a minimum, provide the stockholder's name; address; the number and class of shares owned; the candidate's biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder's opinion as to whether the stockholder recommended candidate meets the definitions of "independent" and "financially literate" under the NYSE Rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate's statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.


PLANNING  COMMITTEE

     The Planning Committee, which consisted of Messrs. Burns, Anderson and Haslinger, assists the Board in long-range strategic planning and budgeting. This committee met two times during 2004 up until its disbandment in August 2004.

     See "Certain Relationships and Related Transactions" for additional information on certain members of the Board and management.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2004, with the following exceptions:

     Daniel Haslinger filed a report of beneficial ownership on January 6, 2005, reporting late one purchase of common stock on December 31, 2004.

     Joseph Scheib filed a report of beneficial ownership on January 6, 2005, reporting late one purchase of common stock on December 31, 2004.

     Carl Richard filed a report of beneficial ownership on January 6, 2005, reporting late one purchase of common stock on December 31, 2004.

     Michael Nicholson filed a report of beneficial ownership on May 3, 2005, reporting late one acquisition of common stock on January 25, 2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We had outstanding 3,508,559 shares of common stock, $.01 par value per share, or the Common Stock, on May 12, 2005, which constitute the only classes of our outstanding voting securities.

FIVE  PERCENT  STOCKHOLDERS

     At May 12, 2005, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:


                        Name and Address of          Amount and Nature of  Percentage of Outstanding Shares
Title of Class           Beneficial Owner            Beneficial Ownership           of Common Stock
--------------  -----------------------------------  --------------------  ---------------------------------

                J. Patrick Nicholson (1)
                2306 Birch Run Court
Common Stock .  Sylvania, OH   43560                              535,589                             14.98%

                N-Viro Energy Systems, Inc. (2)
                3450 West Central Avenue, Suite 328
Common Stock .  Toledo, Ohio  43606                               310,095                              8.84%

                Cooke Family Trust
                75 Secluded Drive
Common Stock .  Narragansett, RI  02882                           495,801                             14.13%

                Robert Cooke (3)
                75 Secluded Drive
Common Stock .  Narragansett, RI  02882                           572,221                             16.31%

_________________

1. The shares attributed to Mr. Nicholson include 107,994 shares held directly and 310,095 shares owned beneficially by N-Viro Energy Systems, Inc,. Also attributed to Mr. Nicholson are 50,000 shares owned jointly by Mr. Nicholson and three of his sons: Michael G. Nicholson, Robert F. Nicholson and Timothy J. Nicholson. Michael is our Chief Development Officer and Director, Timothy is our employee and Robert is our former employee. Also included are a total of 67,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share. Mr. Nicholson resigned as our director on August 28, 2003 and is presently a consultant to us.

2. N-Viro Energy Systems, Inc. was formerly the corporate general partner of N-Viro Energy Systems, Limited, a limited partnership that was terminated as of December 31, 2001 and was one of the predecessor entities that combined to form the Company in October 1993. The general partners of N-Viro Energy Systems, Limited were J. Patrick Nicholson, N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, and four trusts established for the benefit of Mr. Nicholson's children. N-Viro Energy Systems, Inc. has dispositive power over all 310,095 shares.

3. The shares attributed to Mr. Cooke include 5,500 shares held directly, 23,420 shares held by members of Mr. Cooke's immediate family and 495,801 shares owned by the Cooke Family Trust, over which Mr. Cooke exercises dispositive power. Also attributed to Mr. Cooke are 47,500 shares owned by Strategic Asset Management, Inc., a company of which Mr. Cooke is the President. We have no information concerning any other of Mr. Cooke's personal or business holdings of our common stock, if any.

SECURITY  OWNERSHIP  OF  MANAGEMENT

     The following table sets forth, as of May 12, 2005, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group. Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 3,508,559 shares of Common Stock outstanding on the Record Date. Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.





                                      Name of Beneficial                        Amount and Nature of
Title of Class                             Owner                              Beneficial Ownership (1) Percent of Class
-------------   ------------------------------------------------------------  -----------------------  -----------------

Common Stock .  Christopher J. Anderson (13)                                               30,750 (2)              0.87%
Common Stock .  Brian P. Burns  (14)                                                       32,500 (3)              0.92%
Common Stock .  R. Francis DiPrete                                                         58,440 (4)              1.65%
Common Stock .  Daniel J. Haslinger                                                       111,377 (5)              3.12%
Common Stock .  Phillip Levin                                                              42,737 (6)              1.21%
Common Stock .  Terry J. Logan                                                            117,962 (7)              3.25%
Common Stock .  James K. McHugh                                                            53,196 (8)              1.49%
Common Stock .  Michael G. Nicholson                                                      173,609 (9)              4.80%
Common Stock .  Carl Richard                                                              83,350 (10)              2.36%
Common Stock .  Joseph H. Scheib                                                         124,100 (11)              3.53%
Common Stock .  All directors and executive officers as a group (10 persons)             828,021 (12)             20.57%

______________________

(1.) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

(2.) Represents -0- shares of Common Stock owned by Mr. Anderson, and a total of 30,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.20 to $3.05 per share.

(3.) Represents -0- shares of Common Stock owned by Mr. Burns, and a total of 32,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.20 to $3.05 per share.

(4.) Represents 18,440 shares of Common Stock owned by Mr. DiPrete, and a total of 40,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.20 to $3.05 per share.

(5.) Represents 13,727 shares of Common Stock owned by Mr. Haslinger, 35,650 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $5.19 per share, 32,000 shares owned by Micro Macro Integrated Technologies, a company in which Mr. Haslinger is the owner and Chief Executive Officer, and 30,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

(6.) Represents 12,487 shares of Common Stock owned by Mr. Levin, and a total of 30,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.85 to $3.05 per share.

(7.) Represents 812 shares of Common Stock owned by Dr. Logan, and a total of 117,150 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.95 to $5.00 per share.

(8.) Represents 796 shares of Common Stock owned by Mr. McHugh, and a total of 52,400 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.

(9.) Represents 4,884 shares of Common Stock owned by Mr. Nicholson, 108,600 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.90 to $5.00 per share, and 50,000 shares owned jointly by Mr. Nicholson, his father, J. Patrick Nicholson, and his brothers, Robert F. Nicholson and Timothy J. Nicholson. J. Patrick is a more than 5% beneficial owner and consultant to us, Timothy is our employee and Robert our former employee.

(10.) Represents 51,000 shares of Common Stock owned by Mr. Richard, 3,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.80 to $2.45 per share, 2,500 shares owned by members of Mr. Richard's family and 26,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

(11.) Represents 114,500 shares of Common Stock owned by Mr. Scheib, 5,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.80 to $2.45 per share, 600 shares owned by a family member and 4,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

(12.) Represents 226,771 shares of Common Stock owned by the Directors and Officers, 85,100 shares owned indirectly, 456,050 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.90 to $5.19 per share and a total of 60,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

(13.)  Mr.  Anderson  resigned  from  our  Board  effective  May  13,  2005.

(14.)  Mr.  Burns'  term  of  office  ended  on  May  27,  2005.

                      EQUITY COMPENSATION PLAN INFORMATION



                                                                                           Number of securities
                                          Number of securities                           remaining available for
                                              to be issued        Weighted-average        future issuance under
                                            upon exercise of      exercise price of        equity compensation
                                          outstanding options,  outstanding options,   plans (excluding securities
Plan category                             warrants and rights    warrants and rights     reflected in column (a))
---------------------------------------   --------------------  ---------------------  ----------------------------

Equity compensation plans
    approved by security holders . . . .               822,400  $                2.38                       647,475

Equity compensation plans
    not approved by security holders (1)               543,351  $                1.85                        50,000
---------------------------------------   --------------------  ---------------------  ----------------------------
Total. . . . . . . . . . . . . . . . . .             1,365,751  $                2.17                       697,475

1. Represents warrants to purchase our Common Stock, issued to subscribers as part of a private placement of shares of Common Stock during 2004 and 2005, all issued at $1.85 per share.


                             EXECUTIVE COMPENSATION

COMPENSATION  OF  DIRECTORS

     Our Board has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board. The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended. Our Board generally has four regular meetings per calendar year. The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or any committees thereof.

     From December 15, 2000, until May 10, 2003, non-employee directors also received, as of the date of the annual stockholders meeting each year, a stock option grant of 700 shares of our Common Stock for each regular and special board meeting attended during the previous year. These option awards ended with the grant on the date of the 2002 annual meeting, due to the termination on May 10, 2003, of our 1998 Amended and Restated Stock Option Plan, or the 1998 Plan. At the 2003 annual stockholders meeting, the stockholders failed to approve a proposed 2003 Stock Option Plan, which provided for automatic awards to the non-employee directors, as of the day of each Board meeting, of an option to purchase 2,500 shares of Common Stock for each regular meeting attended, and an option to purchase 1,250 shares of Common Stock for each special meeting attended, subject to a maximum of options to purchase 15,000 shares awarded in any calendar year.

     In February 2004, the Board approved the issuance of unregistered shares of common stock to current and former outside directors, to replace the automatic awards of stock options which were not granted to the non-employee directors between August 2002 and May 8, 2003 as a result of the termination of the 1998 Plan and the failure of the stockholders to approve the 2003 Stock Option Plan at the 2003 annual meeting. Messrs. DiPrete and Haslinger each received 5,040 shares and Mr. Levin received 4,200 shares. The stock was issued in March 2004.

     In May 2004, the stockholders approved a new stock option plan which provides for the automatic grant of options to purchase 2,500 shares of Common Stock for each regular meeting attended, and an option to purchase 1,250 shares of Common Stock for each special meeting attended, subject to a maximum of options to purchase 15,000 in any year. This Plan also provides for the automatic grant to the non-employee Directors to replace the automatic awards of stock options which were not granted to the non-employee directors after May 10, 2003 as a result of the termination of the 1998 Plan and the failure of the stockholders to approve the 2003 Stock Option Plan at the 2003 annual meeting.

     Directors who are our employees do not receive additional compensation for serving as directors.

     See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for additional compensation to directors.


COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table presents the total compensation paid to our Chief Executive Officer during 2002, 2003 and 2004. There were no other executive officers who were serving at the end of 2004 and whose total annual salary and bonus, if any, exceeded $100,000.

     SUMMARY  COMPENSATION  TABLE




                                                                                          Long-Term Compensation
                                                                                    --------------------------------
                                                                                      Securities
                                                       Annual Compensation            Underlying       All Other
Name and Principal Position             Year       Salary ($)         Bonus ($)      Options(#) (1)  Compensation($)
-------------------------------------   ----  -----------------  ------------------  --------------  ---------------
Phillip Levin (4). . . . . . . . . . .  2004  $          18,000  $              -0-        33,750    $15,000 (6)
President and Chief Executive Officer.  2003  $             -0-  $              -0-           -0-    $19,000 (6)
--------------------------------------  ----  -----------------  ------------------  ------------    -----------

Terry J. Logan (2) . . . . . . . . . .  2004  $          74,087  $              -0-        16,250    $40,962 (3)
President and Chief Executive Officer.  2003  $         122,000  $              300           -0-    $13,584 (3)
--------------------------------------  ----  -----------------  ------------------  ------------    -----------

Michael G. Nicholson . . . . . . . . .  2004  $         107,466  $              -0-        58,000    $20,598 (5)
Chief Development Officer. . . . . . .  2003  $          87,017  $              300           -0-    $ 4,131 (5)


________________________
(1.) The numbers shown represent the number of shares of Common Stock for which options were granted to the Named Executive Officers in 2003 and 2004.

(2.) Dr. Logan retired as Chief Executive Officer effective July 1, 2004, per his employment agreement. After this time, Dr. Logan received compensation from us in his capacity as our consultant under and pursuant to the terms of a consulting agreement entered into by and between Dr. Logan and us in July 2004.

(3.) Dr. Logan received term life insurance premium payment benefits in 2003 of $1,584 and in 2004 of $792 for a $250,000 term policy with his spouse named as beneficiary, through the ending date of his employment in June 2004. Dr. Logan also received $12,000 in 2003 and $32,670 in 2004 for compensation under and pursuant to the terms of an employment agreement and consulting agreement, respectively, entered into by and between Dr. Logan and us in 1999 and July 2004, respectively. Dr. Logan also received $1,500 in director fees in 2004.

(4.) Mr. Levin was appointed Chief Executive Officer effective July 1, 2004. He served as CEO through December 31, 2004 at which time Mr. Daniel Haslinger was appointed CEO.

(5.) Mr. Nicholson received term life insurance premium payment benefits in 2003 and 2004 of $1,026, for a $1,000,000 term policy with his spouse named as beneficiary. Mr. Nicholson also received $15,947 in 2004 for the deemed bargain-purchase element of stock options granted in May 2004 under and pursuant to his employment agreement entered into by and between Mr. Nicholson and the Company in June 2003 and amended in September 2004, respectively. Mr. Nicholson also received $3,105 in 2003 and $3,625 in 2004 for interest and fees in connection with a credit facility agreement between us and Monroe Bank + Trust, signed in February 2003.

(6.) Up to July 1, 2004, Mr. Levin was compensated in his role as our Director and consultant.

                        OPTION GRANTS IN LAST FISCAL YEAR



                         Number of      Percent of Total
                         Securities      Options Granted
                         Underlying       to Employees          Exercise or
Name                  Options Granted    in Fiscal Year    Base Price ($/share)   Market Price ($/share)   Expiration Date
--------------------  ----------------  -----------------  ---------------------  -----------------------  ---------------
Phillip Levin. . . .        22,500 (2)              25.0%  $                3.05  $                  3.05        5/12/2014
                             2,500 (2)              2.78%  $                2.50  $                  2.50        5/27/2014
                             1,250 (2)              1.39%  $                1.85  $                  1.85         6/8/2014
                             7,500 (1)              8.33%  $                2.10  $                  2.10       11/10/2014
--------------------  ----------------  -----------------  ---------------------  -----------------------  ---------------
Terry J. Logan . . .         1,250 (2)              1.39%  $                1.20  $                  1.20        7/15/2014
                             1,000 (2)              1.11%  $                0.95  $                  0.95        8/12/2014
                             2,500 (2)              2.78%  $                1.95  $                  1.95        8/12/2014
                             1,000 (2)              1.11%  $                1.90  $                  1.90        9/10/2014
                             1,000 (2)              1.11%  $                1.35  $                  1.35        10/4/2014
                             1,250 (2)              1.39%  $                1.50  $                  1.50       10/18/2014
                             1,000 (2)              1.11%  $                1.75  $                  1.75        11/9/2014
                             2,500 (2)              2.78%  $                2.35  $                  2.35       11/11/2014
                             1,250 (2)              1.39%  $                2.33  $                  2.33       11/24/2014
                             1,000 (2)              1.11%  $                2.28  $                  2.28        12/9/2014
                             1,250 (2)              1.39%  $                2.00  $                  2.00       12/14/2014
                             1,250 (2)              1.39%  $                1.80  $                  1.80       12/21/2014
--------------------  ----------------  -----------------  ---------------------  -----------------------  ---------------
Michael G. Nicholson        30,000 (3)             33.33%  $                0.90  $                  1.95        5/12/2014
                            20,000 (4)             22.22%  $                1.95  $                  1.95        5/12/2014
                             8,000 (1)              8.89%  $                1.95  $                  2.10       11/10/2014

________________________________

(1) Options vest 20% at the date of Grant, and 20% on each anniversary date of the succeeding four years.

(2)  Options  vest  100%  six  months  after  the  date  of  Grant.

(3)  Options  vest  100%  at  date  of  Grant.

(4)  Options  vest  50%  on  each  anniversary date of the succeeding two years.




                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                               Number of Securities                    Value of Unexercised
                                                              Underlying Unexercised                       In-The-Money
                                                                 Options at Fiscal                      Options at Fiscal
                         Shares                                    Year End (#) (1)                       Year End ($) (2)
                      Acquired On      Value       ----------------------------------------------  ----------------------------
Name                  Exercise (#)  Realized ($)         Exercisable            Unexercisable       Exercisable   Unexercisable
--------------------  ------------  -------------  -----------------------  ---------------------  ------------  --------------
Phillip Levin. . . .           -0-  $         -0-                   27,750                  8,500  $      2,438  $          -0-

Terry J. Logan . . .           -0-  $         -0-                   95,900                 26,750  $     55,185  $       22,913

Michael G. Nicholson           -0-  $         -0-                   95,600                 29,400  $     97,500  $        5,850

_________________

(1.) All options granted prior to November 1995 have been adjusted to reflect a one-for-four reverse stock split effective October 31, 1995.

(2.) Options  are  "in-the-money" only if the closing market price of the Common
     Stock  on  December  31,  2004  exceeded the exercise price of the options.
     There were 94,300 options "in-the-money" that were held by our Named Executive Officers on December 31, 2004 based upon the $1.95 per share closing price for the stock on that date.



EMPLOYMENT  AGREEMENTS

     On  September  27, 2004, we executed a Memorandum of Employment with Daniel
J. Haslinger, then employed by us as a Manager, and a member of our Board. Mr. Haslinger was subsequently appointed Chief Operating Officer in November 2004, and then appointed Chief Executive Officer in December 2004, effective at January 1, 2005. Mr. Haslinger agreed to enter into an employment arrangement with us which is terminable "at will" for $1,500 per month, retroactive to August 16, 2004. Also on September 27, 2004, we executed a Storage Site Agreement with Micro Macro Integrated Technologies, Inc., or MMIT, Daniel J. Haslinger and his spouse, Rebecca S. Haslinger, together referred to as the Haslingers. Mr. Haslinger is Chief Executive Officer and owner of MMIT. We agreed with MMIT and the Haslingers to utilize property to transfer material produced at our Toledo Bayview wastewater treatment facility for $5,000 per month, retroactive to August 16, 2004.

     On June 6, 2003, we entered into an Amended and Restated Employment Agreement, or the 2003 Agreement, with Michael G. Nicholson at a minimum annual salary of $110,000. The agreement is for a four-year term, subject to periodic review and termination for breach. The 2003 Agreement also provides that Mr. Nicholson shall be entitled to (i) bonuses to be payable at the discretion of the Board, (ii) other benefits, including life and health insurance, (iii) in the case Mr. Nicholson's employment is terminated before the end of the term and Mr. Nicholson incurs legal fees in connection with the termination, we will reimburse him up to $10,000 for legal fees and related expenses, and (iv) stock options to purchase 50,000 shares of our Common Stock priced as of the date of the execution. At the date of the 2003 Agreement, Mr. Nicholson voluntarily agreed to reduce his minimum annual salary to $90,180 until November 1, 2003, on which date his $110,000 salary level per the employment agreement was resumed. In May 2004, Mr. Nicholson reduced his salary by 9% to a rate of $100,100, and in November 2004 Mr. Nicholson resumed his salary level of $110,000 per the 2003 Agreement. In September 2004, we amended the 2003 Agreement with Mr. Nicholson, primarily to revise the grant of options to provide for an option to purchase 30,000 shares of our Common Stock at $0.90 per share, and an option to purchase 20,000 shares of our common stock at $1.95 per share. All grants were priced below the fair market value of our stock price at the date of grant, and we are recognizing an expense over the four-year period to reflect this.

     On June 14, 1999, Dr. Terry J. Logan entered into an employment agreement with us at a minimum annual salary of $144,000. Such agreement was for a five-year term, subject to review annually and termination for breach. The agreement also provided that Dr. Logan will be entitled to (i) bonuses to be payable at the discretion of the Board, (ii) other benefits, including insurance and pension plan, as are provided to other executive officers, and (iii) stock options to purchase 50,000 shares of our Common Stock. Effective July 1, 1999, Dr. Logan voluntarily agreed to reduce his minimum annual salary to $120,000 for the years ended December 31, 2001, 2002 and in the first month of 2003. In February 2003, Dr. Logan further reduced his salary by 10% to a rate of $108,000, and in July 2003, Dr. Logan resumed his salary level per the employment agreement of $144,000. In May 2004, Dr. Logan reduced his salary by 17% to $120,000 through the ending date of his employment.


COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Through August of 2004, the members of the Compensation Committee consisted of Mr. Haslinger, Mr. Burns and Mr. Levin. For the balance of the 2004 fiscal year, the members consisted of Mr. Burns and Mr. Anderson. Mr. Levin became Chief Executive Officer in July 2004, and Mr. Haslinger became an employee in September 2004. From April 2003 until April 2004, Messrs. Levin and Haslinger were paid fees of $19,500 and $14,000, respectively, for management consulting work performed outside their duties as directors. Of these fees, $12,000 was paid to each in unregistered shares of our common stock. Messrs. Levin and Haslinger also received 4,200 and 5,040, respectively, in unregistered shares of common stock for board meetings attended in 2002 and 2003 - see "Compensation of Directors" above. Mr. Haslinger also received $1,385 for operating expenses incurred in July 2004.

     Mr. Haslinger is a member of N-Viro Filipino, our licensee for the territory of the Philippine Islands, and N-Viro Filipino received $6,000 in May 2004 for engineering services and negotiating the termination of a lease contract, and $26,618 for various consulting expenses incurred in 2003 through August 2004. Mr. Haslinger is also a member of Micro Macro Integrated Technologies, and it received $22,500 for the rental of property pursuant to an agreement - See "Employment Agreements" above.

     For May through August 2004, Mr. Anderson was paid fees of $12,125 and $459 in expenses for management consulting work performed outside his duty as a director.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J. Patrick Nicholson, our consultant and father of our director, Michael G. Nicholson, received fees of $86,565 in 2004 and $109,250 in 2003 for consulting services pursuant to the terms of two Consulting Agreements in force during 2003 and 2004, one dated December 2, 1999 and the current agreement dated August 28, 2003. Mr. Nicholson also received benefits of approximately $19,423 in 2004 and $17,269 in 2003, including life insurance and medical benefit payments, pursuant to the terms of the aforementioned Consulting Agreements. In addition, expenses totaling $17,000 in 2004 and $7,606 in 2003 were offset against the receivable due from N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, decreasing the balance owed to us to $-0-. Mr. Nicholson also received fees for attending board meetings as a member of the Company's Board of $11,340 in 2004 and $1,500 in 2003. The fees paid in 2004 were in 5,040 unregistered shares of our common stock, and were for meetings attended in 2002 and 2003 - see "Compensation of Directors" in the previous section. Also, loan fees and the cost of warrants paid pursuant to the agreement to provide additional collateral to secure the Company's bank financing amounted to $3,625 in 2004 and $3,105 in 2003. And, Mr. Nicholson exercised non-qualified stock options and recognized income of $8,188 in 2004.

     In February 2003 we closed on an $845,000 credit facility with Monroe Bank + Trust, or the Bank. To secure the credit facility, we were required by the Bank to obtain additional collateral of $100,000, or the Additional Collateral, which was obtained via a real estate mortgage from a third party. Messrs. J. Patrick Nicholson, our former Chairman of the Board and Consultant; Michael G. Nicholson, our Chief Development Officer and Director; Robert F. Nicholson, our former employee, and Timothy J. Nicholson, our employee, collectively referred to as the Nicholsons, provided the Additional Collateral. In exchange for their commitment, we agreed to provide the Nicholsons the following: (1) an annual fee in an amount equal to $2,000 per annum; (2) interest at an annual rate of 5% of the $100,000 value of the Additional Collateral beginning on the first anniversary date of the closing of the credit facility, and (3) a warrant to acquire an aggregate of 50,000 shares of our voting common stock at a purchase price of $0.90 per share, which was the closing market price of our common stock on the prior business day to the closing of the credit facility. The warrant was exercisable, in whole or in part, at any time and from time to time until February, 2006. In addition, we granted to the Nicholsons a lien on our inventory and accounts receivable, subordinated to both existing liens on our assets and all liens granted by us in favor of the financial institution providing the credit facility. In February, 2004, the Nicholsons exercised the warrant and acquired 50,000 shares of our common stock at a purchase price of $0.90 per share. In February 2005, the Bank amended the facility and released the Additional Collateral, which terminated the security interest in the lien of the Nicholsons.

     Mr. DiPrete received 5,040 unregistered shares of our common stock for board meetings attended in 2002 and 2003 - see "Compensation of Directors" in the previous section.

     In 2004, we issued a total of 16,100 shares of unregistered common stock to Carl Richard, a director, in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2004, we issued a total of 30,000 shares of unregistered common stock to Micro Macro Integrated Technologies, a company owned by Daniel Haslinger, a director, in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2004, we issued a total of 4,000 shares of unregistered common stock to Joseph Scheib, a director, in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2004, we issued a total of 100,001 shares of unregistered common stock to the Cooke Family Trust in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2004 we issued 31,200 shares of unregistered common stock to Strategic Asset Management Inc., or SAMI, in a private placement. Robert Cooke is the President of SAMI as stated by its most recent filing of Schedule 13D, Amendment No. 5. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share. The shares were used to pay debt of ours for fees due SAMI for their expenses relating to the stockholder derivative litigation initiated in 2003.


                                LEGAL PROCEEDINGS

     In May, 2004, the Court of Chancery of the State of Delaware for New Castle County, which we refer to as the Court, issued a response to the proposed settlement of the pending shareholder derivative action, or the Lawsuit, in negotiations between us, certain directors and Strategic Asset Management, Inc., or SAMI, as a result of a hearing with the Court on December 15, 2003. This response was attached to the Form 10-QSB filed on August 16, 2004. The details of this settlement were disclosed in a Form 8-K filed on August 29, 2003. As a result of this response, we negotiated a new Settlement Agreement and Release, or the Agreement, between us, SAMI and certain directors that was signed by all parties by June 29, 2004. This Agreement was also attached to the Form 10-QSB filed on August 16, 2004. Principal monetary changes to the 2003 settlement agreement was the removal of stock warrants to SAMI. SAMI's costs for the Lawsuit have been paid in 2004 with $125,000 of cash and by the issuance on December 31, 2004 of 31,200 shares of unregistered common stock of the Company valued at $39,000.

     On April 21, 2005, the Court issued a final order confirming and approving the Agreement, a copy of which was attached to the Form 8-K filed on April 29, 2005. The Court awarded $150,000 for fees and expenses to the plaintiffs. Since we had earlier advanced the plaintiffs $164,000 in fees and expenses, the plaintiffs have reimbursed us for the $14,000 amount advanced in excess of the Court-approved amount.


                              INDEPENDENT AUDITORS

APPOINTMENT  OF  UHY  LLP

     The firm of UHY LLP, or UHY, served as our independent auditors for the year ended December 31, 2004 and has been selected by us to serve as our independent auditors for the year ending December 31, 2005. UHY was approved as our independent auditors by the Board on January 23, 2004.

     UHY is part of the UHY International network of accounting and consulting firms, located internationally with over 140 offices and approximately 4,200 employees. UHY provides audit and other attest services, including audits, forecasts and projections, fraud investigation, collateral audits and audits of qualified plans.

AUDIT  FEES

     Audit services of our current auditor, UHY, included the audit of our annual financial statements for 2003 and 2004, and services related to quarterly filings with the SEC through the reporting period ended September 30, 2004. Fees for these services totaled approximately $35,800 for 2003 and $52,000 for 2004.

     Audit services of our predecessor auditor, Hausser + Taylor, LLP included the concurring review of the previous audit of our financial statements for 2003. Fees for these services totaled approximately $8,700.

AUDIT  RELATED  FEES

     There were no fees billed for the years ended December 31, 2004 and December 31, 2003 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

TAX  FEES

     There were no fees billed for the years ended December 31, 2004 and December 31, 2003 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

ALL  OTHER  FEES

     UHY did not provide any consultation or assistance on accounting related matters for the years ended December 31, 2004 and December 31, 2003.

     Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.


      PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of UHY LLP served as independent auditors for the year ended December 31, 2004 and has been selected by us to serve as our independent auditors for the year ending December 31, 2005. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2006 because of the difficulty and expense of making such a substitution. A representative of UHY is expected to attend the Annual Meeting and will be available to respond to appropriate questions. That representative will have the opportunity to make a statement if he or she desires to do so.

     The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005.


                                  OTHER MATTERS

     We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.


                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     The Board requests that any stockholder proposals intended for inclusion in our proxy materials for the 2006 Annual Meeting be submitted to James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, in writing no later than December 22, 2005. Unless we have been given written notice of a stockholder proposal to be presented at the 2006 Annual Meeting, persons named in the proxies solicited by the Board for the meeting may use their discretionary voting authority to vote on the proposal.


                         BY  THE  ORDER  OF  THE  BOARD  OF
                         DIRECTORS


                         /s/  James  K.  McHugh
                         ----------------------
                         James  K.  McHugh
                         Chief  Financial  Officer,  Secretary  and  Treasurer

                                                                       Exhibit A


                        N-VIRO INTERNATIONAL CORPORATION

                                 CODE OF ETHICS

     The Board of Directors has determined that the Chief Executive Officer and Chief Financial Officer of the Company hold important and elevated roles in corporate governance. While members of the management team, they are uniquely capable and empowered to ensure that all stakeholders' interests are appropriately balanced, protected and preserved. This Code provides principles to which these individuals are expected to adhere and advocate. They embody rules regarding individual and peer responsibilities to the Company, the Company's clients and shareholders. Violations of the Code of Ethics may subject the officer to censure, suspension or termination.

     Each of the Chief Executive Officer and Chief Financial Officer shall, at all times:

1. Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships. All material transactions and relationships involving a potential conflict of interest between the Company and the Chief Executive Officer or Chief Financial Officer must be approved in advance by the Board of Directors of the Company.

2. Provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company.

3. Comply with applicable rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4. Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing his independent judgment to be subordinated.

5. Respect the confidentiality of information acquired in the course of his work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of his work shall not be used for personal advantage.

6. Share knowledge and maintain skills important and relevant to the Company's needs.

7. Proactively promote ethical behavior as a responsible partner among peers in his work environment.

8. Achieve responsible use of and control over all Company assets and resources employed or entrusted to him.

9. Report promptly known or suspected violations of this Code to the Chairman of the Audit Committee.

     Each waiver of a provision of this Code of Ethics, and each material transaction and relationship involving a conflict of interest between the Company and the Chief Executive Officer or Chief Financial Officer which is approved by the Board of Directors, must be disclosed in the periodic reports filed by the Company with the Securities and Exchange Commission, pursuant to the rules of the Commission.

[N-Viro  International  Corporation  logo]
c/o  Corporate  Election  Services
P.  O.  Box  1150
Pittsburgh,  PA  15230





           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.


[N-Viro  International  Corporation  logo]

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2005.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Daniel J. Haslinger and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio on June 30, 2005 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.


Dated:               ,  2005
      ---------------


----------------------------------
Signature


----------------------------------
Signature
Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



           Please fold and detach card at perforation before mailing.

N-VIRO  INTERNATIONAL  CORPORATION
PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS AND FOR PROPOSAL 4.


1. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DELETE ARTICLE FIVE OF THE CERTIFICATE IN ITS ENTIRETY.

      FOR           AGAINST           ABSTAIN


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DELETE ARTICLE TEN OF THE CERTIFICATE IN ITS ENTIRETY.

      FOR           AGAINST           ABSTAIN


3.     ELECTION  OF  CLASS  I  DIRECTORS

   Nominees:   R.  Francis  DiPrete       FOR         AGAINST        WITHHOLD
               Daniel  J.  Haslinger      FOR         AGAINST        WITHHOLD
               Carl  Richard              FOR         AGAINST        WITHHOLD
               Joseph  H.  Scheib         FOR         AGAINST        WITHHOLD


4.     RATIFY  THE  APPOINTMENT  OF  UHY  LLP  AS  INDEPENDENT  AUDITORS

      FOR           AGAINST           ABSTAIN


 PLEASE  CHECK  HERE  IF  YOU  PLAN  TO  ATTEND  THE  ANNUAL  MEETING

            Continued and to be signed and dated on the reverse side.